Transfers of Financial Assets - Summary of Carrying Amount of Collateral Pledged and the Corresponding Amounts (Detail) - Aegon risk [member] - Assets pledged for general account and contingent liabilities [member] - EUR (€)
€ in Millions
	Dec. 31, 2025	Dec. 31, 2024
Disclosure of financial assets [line items]
Contingent liabilities	€ 1,180	€ 2,143
Collateral pledged	3,762	4,282
Net exposure	€ (2,581)	€ (2,139)